Exhibit 99.1

BNC Bancorp Reports 67 Percent Increase in Net Income for Fourth Quarter 2006

          THOMASVILLE, N.C., Feb. 2 /PRNewswire-FirstCall/ -- BNC Bancorp (Nasdaq: BNCN), the parent company of Bank of North Carolina, today reported that net income in the fourth quarter of 2006 rose 67.3 percent to $2.04 million from $1.22 million a year earlier. Per- share earnings (diluted) were $0.29, up 20.8 percent from the $0.24 reported a year earlier. Return on average tangible equity for the fourth quarter was 19.13 percent. Under purchase accounting rules, results for the fourth quarter of 2005 do not include SterlingSouth Bank, which was acquired on July 20, 2006.  All share and per share references have been adjusted for the 10% stock dividend paid on January 22, 2007.

          For the year ended December 31, 2006, the Company reported net income of $6.17 million, an increase of 37.0 percent when compared to the $4.51 million reported for 2005. Diluted earnings per share increased to $1.04 in 2006, an 18.2 percent increase compared to $0.88 reported for the full year of 2005. Return on average tangible equity for 2006 was 18.20 percent.

          Excluding merger-related expenses of $310 thousand pre-tax incurred during third quarter, equal to $.03 per share, the Company earned core net income of $6.37 million, or $1.07 per diluted share, for the year ended December 31, 2006.  This represents a 21.6 percent increase in core earnings per share when compared to the $0.88 reported for 2005.  Core return on average tangible equity was 18.79 percent for 2006.

          Total assets as of December 31, 2006 were $952 million, an increase of 60.1 percent compared to the $595 million as of December 31, 2005.  Total loans on December 31, 2006 were $775 million, an increase of 55.2 percent from the $499 million reported as of December 31, 2005.  Deposits increased 60.3 percent over the same one-year period.

          W. Swope Montgomery, Jr., President and Chief Executive Officer, said, “2006 was a remarkable year for our Company by any measure.  We can highlight our $357 million increase in total assets, the $1.7 million or 37.0 percent increase in net income, or the $275 million growth in loans.  However, it’s the successful integration of the SterlingSouth merger in record time with minimal short-term dilution to core earnings and the organic growth of 26.1%, 25.5% and 16.1% in loans, non-interest bearing demand, and interest bearing demand, respectively, of which I am most proud.”

          “The many highlights and successes of 2006 could not have been possible without the tremendous efforts of our employees, and for this I am most grateful.  We are asked routinely to explain the underlying reasons for our success, and with complete sincerity, this is the easiest question to answer. We are in the people business, and the success of our organization has been our exceptional people.  We are committed to attracting the best bankers in our markets, and providing them with the resources and autonomy to exceed their customers’ expectations on a daily basis.  Our executive management emphasizes to all of our employees that we work for them, and it is our responsibility to make sure they have all the resources and training to create a positive experience for our customers.

          “Asset quality, our number one priority, continues to be excellent, with non-performing assets decreasing to 0.26 percent from 0.40 percent of total assets a year earlier.  As of December 31, 2006, non-accrual and restructured loans, other real estate owned, and loans 90 days past due and still accruing interest totaled $2.5 million compared to $2.4 million one year earlier, despite total loans having increased by 55.2 percent over that same period. Net charge-offs to average loans for 2006 were 0.18 percent compared to 0.38 percent for all of 2005,” said Montgomery.

          Mr. Montgomery continued, “As a result of the financial performance in 2006, and the Board and management’s confidence in the future, we recently paid a 10% stock dividend on January 22nd, and have announced an increase of 24% in our annual cash dividend to be paid on February 23, 2007.”

          BNC Bancorp is the parent Company of Bank of North Carolina, a $951 million commercial bank that provides a complete line of banking and financial services to individuals and businesses through full-service banking offices located in the cities of Thomasville, High Point, Salisbury, Greensboro, Archdale, Lexington, Kernersville, Harrisburg, Northern Davidson County and Oak Ridge, North Carolina. In addition, the Bank operates a commercial and mortgage loan production office in Winston-Salem, North Carolina. Bank of North Carolina is insured by the FDIC and is an equal housing lender. BNC Bancorp’s stock is quoted in the NASDAQ Capital Market under the symbol “BNCN.”

          CAUTION REGARDING FORWARD-LOOKING STATEMENTS

          From time to time, we make written and oral forward-looking statements within the meaning of certain securities laws, including in this press release, in other filings with the U.S. Securities and Exchange Commission (www.sec.gov), in reports to shareholders and in other communications. These forward-looking statements include, among others, statements with respect to our objectives for 2006 and beyond, and the medium and long terms strategies to achieve those objectives, as well as statements with respect to our beliefs, plans, expectations, anticipations, estimates and intentions.

          By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that predictions, forecasts, projections and other forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements. These factors include, but are not limited to, the strength of the North Carolina economy in general and the strength of the local economies within North Carolina in which we conduct operations; the strength of the United States economy; the effects of changes in monetary and fiscal policy, including changes in interest rate policies of the Board of Governors of the Federal Reserve System in the United States; judicial decisions; the effects of competition in the markets in which we operate; inflation; the timely development and introduction of new products and services in receptive markets; the impact of changes in the laws and regulations regulating financial services (including banking, insurance and securities); changes in tax laws; technological changes; our ability to complete strategic acquisitions and to integrate acquisitions; judicial or regulatory proceedings; changes in consumer spending and saving habits; the possible impact on our businesses of international conflicts and other developments including those relating to the war on terrorism; and our anticipation of and success in managing the risks implicated by the foregoing.

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended		% Change

	December 31, 2006	December 31, 2005

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$16,616	$9,652	72.2%
Interest expense	8,509	4,343	95.9
Net interest income	8,107	5,308	52.7
Provision for loan losses	780	900	(13.3)
Net interest income after provision for loan losses	7,327	4,408	66.2
Noninterest income	1,152	904	27.4
Noninterest expense	5,540	3,622	53.0
Income before income tax expense	2,939	1,690	73.9
Provision for income taxes	898	470	91.1
Net income	2,041	1,220	67.3
PER SHARE DATA
Earnings per share, basic	$0.30	$0.25	20.0%
Earnings per share, diluted	0.29	0.24	20.8
Weighted average common shares outstanding:
Basic	6,698,899	4,803,706
Diluted	7,026,623	5,104,670
PERFORMANCE RATIOS
Return on average assets	0.88%	0.83%
Return on average equity	11.32%	15.43%
Return on average tangible equity	19.13%	17.33%
Net yield on earning assets (taxable equivalent)	4.09%	4.17%
Average equity to average assets	7.77%	5.40%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

	For the Twelve Months Ended		% Change

	December 31, 2006	December 31, 2005

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$53,211	$33,373	59.4%
Interest expense	26,481	14,593	81.5
Net interest income	26,730	18,780	42.3
Provision for loan losses	2,655	2,515	5.6
Net interest income after provision for loan losses	24,075	16,265	48.0
Noninterest income	3,821	2,982	28.1
Noninterest expense	19,110	13,023	46.7
Income before income tax expense	8,786	6,224	41.2
Provision for income taxes	2,616	1,719	52.2
Net income	6,170	4,505	37.0
PER SHARE DATA
Earnings per share, basic	$1.09	$0.94	16.0%
Earnings per share, diluted	1.04	0.88	18.2
Weighted average common shares outstanding:
Basic	5,658,196	4,798,869
Diluted	5,957,478	5,093,327
PERFORMANCE RATIOS
Return on average assets	0.82%	0.82%
Return on average equity	12.60%	14.50%
Return on average tangible equity	18.20%	16.34%
Net yield on earning assets (taxable equivalent)	4.08%	3.92%
Average equity to average assets	6.55%	5.65%
Allowance for loan losses as a % of total loans	1.34%	1.23%
Non-performing assets to total assets, end of period	0.26%	0.40%
Ratio of net charge-offs to average loans outstanding	0.18%	0.38%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

	For the Three Months Ended

	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006	Dec. 31, 2005	Dec. 31, 2004

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$16,616	$15,026	$11,301	$10,268	$9,652	$6,677
Interest expense	8,509	7,548	5,549	4,875	4,343	2,428
Net interest income	8,107	7,478	5,752	5,393	5,308	4,249
Provision for loan losses	780	645	710	520	900	560
Net interest income after provision for loan losses	7,327	6,833	5,042	4,873	4,408	3,689
Noninterest income	1,152	1,051	822	796	904	876
Noninterest expense	5,540	5,522	3,977	4,071	3,622	3,087
Income before income tax expense	2,939	2,362	1,887	1,598	1,690	1,478
Provision for income taxes	898	710	540	468	470	386
Net income	2,041	1,652	1,347	1,130	1,220	1,092
PER SHARE DATA
Earnings per share, basic	$0.30	$0.26	$0.28	$0.24	$0.25	$0.23
Earnings per share, diluted	0.29	0.25	0.26	0.22	0.24	0.22
Weighted average common shares outstanding:
Basic	6,698,899	6,269,752	4,798,869	4,811,681	4,803,706	4,781,215
Diluted	7,026,623	6,580,289	5,061,363	5,089,703	5,104,670	5,076,556
PERFORMANCE RATIOS
Return on average assets	0.88%	0.81%	0.80%	0.76%	0.83%	0.88%
Return on average equity	11.32%	10.72%	14.76%	13.72%	15.43%	15.06%
Return on average tangible equity	19.13%	17.39%	16.45%	15.31%	17.33%	17.14%
Net yield on earning assets (taxable equivalent)	4.09%	4.13%	4.07%	4.07%	4.17%	3.81%
Average equity to average assets	7.77%	7.56%	5.41%	5.54%	5.40%	5.82%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands)
(Unaudited)

	As of		% Change

	December 31, 2006	December 31, 2005

SELECTED BALANCE SHEET DATA
End of period balances
Total loans	$774,664	$499,247	55.2%
Allowance for loan losses	10,400	6,140	69.4
Loans, net of allowance for loan losses	764,264	493,107	55.0
Securities, available for sale	76,700	42,489	80.5
Total Assets	951,731	594,550	60.1
Deposits:
Noninterest-bearing deposits	65,932	39,573	66.6
Interest-bearing demand and savings	189,624	128,303	47.8
CD’s and other time deposits	531,260	323,016	64.5
Total deposits	786,816	490,892	60.3
Borrowed Funds	86,386	66,557	29.8
Total interest-bearing liabilities	807,270	517,876	55.9
Shareholders’ Equity	72,523	33,114	119.1

	As of

	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006	Dec. 31, 2005	Dec. 31, 2004

SELECTED BALANCE SHEET DATA
End of period balances
Total loans	$774,664	$737,633	$557,227	$522,071	$499,247	$420,838
Allowance for loan losses	10,400	9,956	6,968	6,542	6,140	5,361
Loans, net of allowance for loan losses	764,264	727,677	550,259	515,529	493,107	415,477
Securities, available for sale	76,700	75,443	53,525	43,598	42,489	35,428
Total Assets	951,731	900,995	664,306	623,936	594,550	497,549
Deposits:
Noninterest-bearing deposits	65,932	62,773	52,501	48,190	39,573	34,485
Interest-bearing demand and savings	189,624	183,585	127,159	116,253	128,303	151,272
CD’s and other time deposits	531,260	473,822	383,052	357,549	323,017	205,723
Total Deposits	786,816	720,180	562,712	521,992	490,893	391,480
Borrowed Funds	86,386	104,030	63,587	64,628	66,557	73,771
Total interest-bearing liabilities	807,270	761,437	573,798	538,430	517,877	430,766
Shareholders’ Equity	72,523	70,458	33,478	33,645	33,114	29,037

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands)
(Unaudited)

Analysis of Organic Growth, Excluding Acquisition

	As of
			% Change	Acquired Sterling South	$ Organic Growth	% Organic Growth
	Dec. 31, 2006	Dec. 31, 2005

Total loans	$774,664	$499,247	$275,417	$145,173	$130,244	26.1%
Allowance for loan losses	$(10,400)	$(6,140)	$(4,260)	$(2,816)	$(1,444)	23.5%
Loans, net of allowance for loan losses	$764,264	$493,107	$271,157	$142,357	$128,800	26.1%
Total Assets	$951,731	$594,550	$357,181	$177,228	$179,953	30.3%
Deposits:
Noninterest-bearing deposits	$65,932	$39,573	$26,359	$16,283	$10,076	25.5%
Interest-bearing demand	$179,093	$118,118	$60,975	$41,913	$19,062	16.1%
Savings	$10,531	$10,185	$346	$353	$(7)	-0.1%
CD’s and other time deposits	$531,260	$323,016	$208,244	$82,821	$125,423	38.8%
Total deposits	$786,816	$490,892	$295,924	$141,370	$154,554	31.5%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

Core Earnings Excluding Merger Expenses

	For the Twelve Months Ended

	December 31, 2006	December 31, 2005	% Change

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$53,211	$33,373	59.4%
Interest expense	26,452	14,593	81.3
Net interest income	26,759	18,780	42.5
Provision for loan losses	2,655	2,515	5.6
Net interest income after provision for loan losses	24,104	16,265	48.2
Noninterest income	3,757	2,982	26.0
Noninterest expense	18,765	13,023	44.1
Income before income tax expense	9,096	6,224	46.1
Provision for income taxes	2,724	1,719	58.5
Net income	6,372	4,505	41.4
PER SHARE DATA
Earnings per share, basic	$1.13	$0.94	19.8%
Earnings per share, diluted	1.07	0.88	21.6
Weighted average common shares outstanding:
Basic	5,658,196	4,798,869
Diluted	5,957,478	5,093,327
PERFORMANCE RATIOS
Return on average assets	0.85%	0.82%
Return on average equity	13.02%	14.50%
Return on average tangible equity	18.79%	16.34%
Net yield on earning assets (taxable equivalent)	4.08%	3.92%
Average equity to average assets	6.55%	5.65%
Allowance for loan losses as a % of total loans	1.34%	1.23%
Non-performing assets to total assets, end of period	0.26%	0.40%
Ratio of net charge-offs to average loans outstanding	0.18%	0.38%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

Core Earnings Excluding Merger Expenses

	For the Three Months Ended

	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	March 31, 2006	Dec. 31, 2005	Dec. 31, 2004

SUMMARY STATEMENTS OF OPERATIONS
Interest income	$16,616	$15,026	$11,301	$10,268	$9,652	$6,677
Interest expense	8,509	7,519	5,549	4,875	4,343	2,428
Net interest income	8,107	7,507	5,752	5,393	5,308	4,249
Provision for loan losses	780	645	710	520	900	560
Net interest income after provision for loan losses	7,327	6,862	5,042	4,873	4,408	3,689
Noninterest income	1,152	987	822	796	904	876
Noninterest expense	5,540	5,177	3,977	4,071	3,622	3,087
Income before income tax expense	2,939	2,672	1,887	1,598	1,690	1,478
Provision for income taxes	898	818	540	468	470	386
Net income	2,041	1,854	1,347	1,130	1,220	1,092
PER SHARE DATA
Earnings per share, basic	$0.30	$0.30	$0.28	$0.24	$0.25	$0.23
Earnings per share, diluted	0.29	0.28	0.26	0.22	0.24	0.22
Weighted average common shares outstanding:
Basic	6,698,899	6,269,752	4,798,869	4,811,681	4,803,706	4,781,215
Diluted	7,026,623	6,580,289	5,061,363	5,089,703	5,104,670	5,076,556
PERFORMANCE RATIOS
Return on average assets	0.88%	0.91%	0.80%	0.76%	0.83%	0.88%
Return on average equity	11.32%	12.03%	14.76%	13.72%	15.43%	15.06%
Return on average tangible equity	19.13%	19.52%	16.45%	15.31%	17.33%	17.14%
Net yield on earning assets (taxable equivalent)	4.09%	4.13%	4.07%	4.07%	4.17%	3.81%
Average equity to average assets	7.77%	7.56%	5.41%	5.54%	5.40%	5.82%

SOURCE  BNC Bancorp
          -0-                                             02/02/2007
          /CONTACT:  W. Swope Montgomery, Jr., President and CEO of BNC Bancorp, +1-336-476-9200/
          /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20030917/BNCLOGO
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          /Web site:  http://www.bankofnc.com/
          (BNCN)